                                                                    Exhibit 10.6

                         OPTICAL SENSORS INCORPORATED

                            1993 STOCK OPTION PLAN

                     (AS AMENDED THROUGH AUGUST 16, 1999)

ARTICLE 1.  ESTABLISHMENT AND PURPOSE.
            -------------------------

       1.1.    Establishment.  Optical Sensors Incorporated (the "Company")
               -------------
hereby establishes a plan providing for stock-based compensation incentive awards for the performance by certain eligible employees of services for the Company. This plan shall be known as the Optical Sensors Incorporated 1993 Stock Option Plan (the "Plan").

       1.2.    Purpose.  The purpose of the Plan is to advance the interests of
               -------
the Company and its shareholders by enabling the Company to attract and retain persons of ability to perform services for the Company, by providing an incentive to such persons through equity participation in the Company and by rewarding such persons who contribute to the achievement by the Company of its economic objectives.

ARTICLE 2.  DEFINITIONS.
            ------------

       The following terms shall have the meanings set forth below, unless the context clearly otherwise requires:

       2.1.    "Board" means the Board of Directors of the Company.
                -----

       2.2.    "Broker Exercise Notice" means the written notice described in
                ----------------------
Section 6.6(b) of the Plan.

       2.3.    "Change in Control" means an event described in Section 9.1 of
                -----------------
the Plan.

       2.4.    "Code" means the Internal Revenue Code of 1986, as amended.
                ----

       2.5.    "Committee" means the group of individuals administering the
                ---------
Plan, as provided in Article 3 of the Plan.

       2.6.    "Common Stock" means the common stock of the Company, par value
                ------------
$.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

       2.7.    "Disability" means the disability of the Participant as defined
                ----------
in the long-term disability plan of the Company then covering the Participant or, if no such plan exists, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

       2.8.    "Eligible Recipient" means all employees (including, without
                ------------------
limitation, officers and directors who are also employees) and Non-Employee Directors, consultants and independent contractors of the Company or any Subsidiary.

       2.9.    "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

       2.10.   "Fair Market Value" means, with respect to the Common Stock, the
                -----------------
following:

               (a) If the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the reported closing sale price of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade).

               (b) If the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ System or the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the NASDAQ System, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service).

               (c) If the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

       2.11.   "Incentive Stock Option" means a right to purchase Common Stock
                ----------------------
granted to an Eligible Recipient pursuant to Article 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

       2.12.   "Non-Employee Director" means any member of the Board who is not
                ---------------------
an employee of the Company or any subsidiary.

       2.13.   "Non-Statutory Stock Option" means a right to purchase Common
                --------------------------
Stock granted to an Eligible Recipient pursuant to Article 6 of the Plan that does not qualify as an Incentive Stock Option.

       2.14.   "Option" means an Incentive Stock Option or a Non-Statutory Stock
                ------
Option.

       2.15.   "Participant" means an Eligible Recipient who receives one or
                -----------
more Options under the Plan.

       2.16.   "Person" means any individual, corporation, partnership, group,
                ------
association or other "person" (as such term is used in Section 14(d) of the Exchange Act), other than the Company, a wholly owned subsidiary of the Company or any employee benefit plan sponsored by the Company or a wholly owned subsidiary of the Company.

       2.17.   "Previously Acquired Shares" mean shares of Common Stock that are
                --------------------------
already owned by the Participant and shares of Common Stock that are to be acquired by the Participant pursuant to the exercise of an Option.

       2.18.   "Retirement" means the retirement of a Participant pursuant to
                ----------
and in accordance with the regular or, if approved by the Board for purposes of the Plan, early retirement/pension plan or practice of the Company or Subsidiary then covering the Participant.

       2.19.   "Securities Act" means the Securities Act of 1933, as amended.
                --------------

       2.20.   "Subsidiary" means any subsidiary corporation of the Company
                ----------
within the meaning of Section 424(f) of the Code.

       2.21.   "Tax Date" means the date any withholding tax obligation arises
                --------
under the Code for a Participant with respect to an Option.

ARTICLE 3.  PLAN ADMINISTRATION.
            -------------------

       3.1.    The Committee.  The Plan will be administered by the Board or by
               -------------
a committee of the Board consisting of not less than two persons; provided, however, that from and after the date on which the Company first registers a class of its equity securities under Section 12 of the Exchange Act, the Plan will be administered by the Board, all of whom will be "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act, or by a committee consisting solely of not fewer than two members of the Board who are such "disinterested persons." As used in the Plan, the term "Committee" will refer to the Board or to such a committee, if established. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

       3.2.    Authority of the Committee.
               --------------------------

               (a) In accordance with and subject to the provisions of the Plan, the Committee shall have the authority to determine (i) the Eligible Recipients who shall be selected as Participants, (ii) the nature and extent of the Options to be made to each Participant (including the number of shares of Common Stock to be subject to each Option, the exercise price and the manner in which Options will vest or become exercisable), (iii) the time or times when Options will be granted, (iv) the duration of each Option, (v) the restrictions and other conditions to which the exercisability or vesting of Options may be subject, and (vi) such other provisions of the Options as the Committee may deem necessary or desirable and as consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants which shall evidence the particular terms, conditions, rights and duties of the Company and the Participants with respect to Options granted pursuant to the Plan, which agreements shall be consistent with the provisions of the Plan.

               (b) With the consent of the Participant affected thereby, the Committee may amend or modify the terms of any outstanding Option in any manner, provided that the amended or modified terms are permitted by the Plan as then in effect. Without limiting the generality of the foregoing sentence, the Committee may, with the consent of the Participant affected thereby, modify the exercise price, number of shares or other terms and conditions of an Option, extend the term of an Option, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Option, accept the surrender of any outstanding Option, or, to the extent not previously exercised or vested, authorize the grant of new Options in substitution for surrendered Options.

               (c) The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt and revise such rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan shall be conclusive and binding for all purposes and on all persons, including, without limitation, the Company and its Subsidiaries, the shareholders of the Company, the Committee and each of its members, the directors, officers and employees of the Company and its Subsidiaries, and the Participants and their respective successors in interest. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

ARTICLE 4.  STOCK SUBJECT TO THE PLAN.
            -------------------------

       4.1.    Number of Shares.  Subject to adjustment as provided in Section
               ----------------
4.3 below, the maximum number of shares of Common Stock that shall be authorized and reserved for issuance under the Plan shall be 1,727,240 shares of Common Stock or such greater number as may be approved by the Board pursuant to this
Section 4.1. The Board may increase the number of shares of Common Stock that will be available for issuance under the Plan, without the approval of the Company's shareholders; provided, however, that the aggregate number of shares reserved for issuance under the Plan and the Company's 1989 Omnibus Stock Option Plan, 1991 Stock Option Plan and any similar stock option plan that the Company may adopt in the future may not exceed 20.0% of the number of shares of Common Stock outstanding as of the end of the calendar quarter immediately preceding the date on which the Board increases the number of shares available for issuance under the Plan (assuming the exercise or conversion of all options, warrants, securities or other rights to acquire Common Stock) without approval of the Company's shareholders. Notwithstanding any other provision of the Plan to the contrary, (a) no more than 944,444 shares of Common Stock may be cumulatively available for issuance under the Plan pursuant to the exercise of Incentive Stock Options, and (b) no Participant in the Plan may be granted, during any calendar year, Options relating to more than an aggregate of 277,777 shares of Common Stock, in each case subject to adjustment as provided in
Section 4.3 of the Plan. To the extent permitted by applicable corporate law, the shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

       4.2.    Shares Available for Use.  Shares of Common Stock that may be
               ------------------------
issued upon exercise of Options shall be applied to reduce the maximum number of shares of Common Stock remaining available for use under the Plan. Any shares of Common Stock that are subject to an Option (or any portion thereof) that lapses, expires or for any reason is terminated unexercised shall automatically again become available for use under the Plan.

       4.3.    Adjustments to Shares.  In the event of any reorganization,
               ---------------------
merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) shall make appropriate adjustment (which determination shall be conclusive) as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind and exercise price of securities subject to outstanding Options. Without limiting the generality of the foregoing, in the event that any of such transactions are effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets, including cash, with respect to or in exchange for such Common Stock, all Participants holding outstanding Options shall upon the exercise of such Options receive, in lieu of any shares of Common Stock they may be entitled to receive, such stock, securities or assets, including cash, as would have been issued to such Participants if their Options had been exercised and such Participants had received Common Stock prior to such transaction.

ARTICLE 5.  PARTICIPATION.
            -------------

       Participants in the Plan shall be those Eligible Recipients who, in the judgment of the Committee, have performed, are performing, or during the term of an Option will perform, services in the management, operation and development of the Company or any Subsidiary, and significantly contributed, are significantly contributing or are expected to significantly contribute to the achievement of corporate economic objectives. Eligible Recipients may be granted from time to time one or more Options, as may be determined by the Committee in its sole discretion. The number, type, terms and conditions of Options granted to various Eligible Recipients need not be uniform, consistent or in accordance with any plan, regardless of whether such Eligible Recipients are similarly situated. Upon determination by the Committee that an Option is to be granted to an Eligible Recipient, written notice shall be given such person, specifying the terms, conditions, rights and duties related thereto. Each Eligible Recipient to whom an Option is to be granted shall, if requested by the Committee, enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Options shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of the related agreement with the Participant.

ARTICLE 6.  STOCK OPTIONS.
            -------------

       6.1.    Grant.  An Eligible Recipient may be granted one or more Options
               -----
under the Plan, and such Options shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option; provided, however, that an Incentive Stock Option shall be granted only to an Eligible Recipient who is an employee of the Company or a Subsidiary. The terms of the agreement relating to a Non-Statutory Stock Option shall expressly provide that such Option shall not be treated as an Incentive Stock Option.

       6.2.    Exercise.  An Option shall become exercisable at such times and
               --------
in such installments (which may be cumulative) as shall be determined by the Committee in its sole discretion at the time the Option is granted. Upon the completion of its exercise period, an Option, to the extent not then exercised, shall expire.

       6.3.    Exercise Price.
               --------------

               (a)  Incentive Stock Options.  The per share price to be paid by
                    -----------------------
       the Participant at the time an Incentive Stock Option is exercised shall be determined by the Committee, in its discretion, at the date of its grant; provided, however, that such price shall not be less than (i) 100% of the Fair Market Value of one share of Common Stock on the date the Incentive Stock Option is granted, or (ii) 110% of the Fair Market Value of one share of Common Stock on the date the Incentive Stock Option is granted if, at that time the Incentive Stock Option is granted, the Participant owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code).

               (b)  Non-Statutory Stock Options.  The per share price to be paid
                    ---------------------------
       by the Participant at the time a Non-Statutory Stock Option is exercised shall be determined by the Committee in its sole discretion at the time the Option is granted; provided, however, that such price shall not be less than 85% of the Fair Market Value of one share of Common Stock on the date the Non-Statutory Stock Option is granted.

       6.4.    Duration.
               --------

               (a)  Incentive Stock Options.  The period during which an
                    -----------------------
       Incentive Stock Option may be exercised shall be fixed by the Committee in its sole discretion at the time such Option is granted; provided, however, that in no event shall such period exceed 10 years from its date of grant or, in the case of a Participant who owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code), five years from its date of grant.

               (b)  Non-Statutory Stock Options.  The period during which a
                    ---------------------------
       Non-Statutory Stock Option may be exercised shall be fixed by the Committee in its sole discretion at its date of grant.

               (c)  Effect of Termination of Employment or Other Service.
                    ----------------------------------------------------
       Notwithstanding this Section 6.4, except as provided in Articles 8 and 9 of the Plan, all Options granted to a Participant shall terminate and may no longer be exercised if the Participant's employment or other service with the Company and all Subsidiaries ceases.

       6.5.    Manner of Exercise.  An Option may be exercised by a Participant
               ------------------
in whole or in part from time to time, subject to the conditions contained herein and in the agreement evidencing such Option, by delivery, in person or through certified or registered mail, of written notice of exercise to the Company at its principal executive office in Minneapolis, Minnesota (Attention:
Chief Financial Officer), and by paying in full the total Option exercise price for the shares of Common Stock purchased. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) that is being exercised and the number of shares with respect to which the Option is being exercised. Subject to compliance with Section 12.1 of the Plan, the exercise of the Option shall be deemed effective upon receipt of such notice and payment complying with the terms of the Plan and the agreement evidencing such Option. As soon as practicable after the effective exercise of the Option, the Participant shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to the Participant one or more duly issued stock certificates evidencing such ownership. If a Participant exercises any Option with respect to some, but not all, of the shares of Common Stock subject to such Option, the right to exercise such Option with respect to the remaining shares shall continue until it expires or terminates in accordance with its terms. An Option shall only be exercisable with respect to whole shares.

       6.6.    Payment of Exercise Price.
               -------------------------

               (a) The total purchase price of the shares to be purchased upon exercise of an Option shall be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion, may allow such payments to be made, in whole or in part, by delivery of a Broker Exercise Notice or a promissory note (containing such terms and conditions as the Committee may in its discretion determine), by transfer from the Participant to the Company of Previously Acquired Shares, or by a combination thereof. In determining whether or upon what terms and conditions a Participant will be permitted to pay the purchase price of an Option in a form other than cash, the Committee may consider all relevant facts and circumstances, including, without limitation, the tax and securities law consequences to the Participant and the Company, the financial accounting consequences to the Company and any contractual restrictions applicable to the Company. In the event the Participant is permitted to pay the total purchase price of an Option in whole or in part with Previously Acquired Shares, the value of such shares shall be equal to their Fair Market Value on the date of exercise of the Option.

               (b) For purposes of this Section 6.6, a "Broker Exercise Notice" shall mean a written notice from a Participant to the Company at its principal executive office in Minneapolis, Minnesota (Attention: Chief Financial Officer), made on a form and in the manner as the Committee may from time to time determine, pursuant to which the Participant irrevocably elects to exercise all or any portion of an Option and irrevocably directs the Company to deliver the Participant's stock certificates to be issued to such Participant upon such Option exercise directly to a broker or dealer. A Broker Exercise Notice must be accompanied by or contain irrevocable instructions to the broker or dealer (i) to promptly sell a sufficient number of shares of such Common Stock or to loan the Participant a sufficient amount of money to pay the exercise price for the Options and, if not otherwise satisfied by the Participant, to fund any related employment and withholding tax obligations due upon such exercise, and (ii) to promptly remit such sums to the Company upon the broker's or dealer's receipt of the stock certificates.

       6.7.    Rights as a Shareholder.  The Participant shall have no rights as
               -----------------------
a shareholder with respect to any shares of Common Stock covered by an Option until the Participant shall have become the holder of record of such shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine pursuant to Section 4.3 of the Plan.

       6.8.    Disposition of Common Stock Acquired Pursuant to the Exercise of
               ----------------------------------------------------------------
Incentive Stock Options.  Prior to making a disposition (as defined in Section
-----------------------
424(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted under the Plan before the expiration of two years after its date of grant or before the expiration of one year after its date of exercise and the date on which such shares of Common Stock were transferred to the Participant pursuant to exercise of the Option, the Participant shall send written notice to the Company of the proposed date of such disposition, the number of shares to be disposed of, the amount of proceeds to be received from such disposition and any other information relating to such disposition that the Company may reasonably request. The right of a Participant to make any such disposition shall be conditioned on the receipt by the Company of all amounts necessary to satisfy any federal, state or local withholding and employment-related tax requirements attributable to such disposition. The Committee shall have the right, in its sole discretion, to endorse the certificates representing such shares with a legend restricting transfer and to cause a stop transfer order to be entered with the Company's transfer agent until such time as the Company receives the amounts necessary to satisfy such withholding and employment-related tax requirements or until the later of the expiration of two years from its date of grant or one year from its date of exercise and the date on which such shares were transferred to the Participant pursuant to the exercise of the Option.

       6.9.  Aggregate Limitation of Stock Subject to Incentive Stock Options.
             ----------------------------------------------------------------
To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any subsidiary or any parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the

Code)) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options shall be treated as Non-Statutory Stock Options. The determination shall be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, shall designate which shares shall be treated as shares to be acquired upon exercise of an Incentive Stock Option.

ARTICLE 7.  CASH BONUSES.
            ------------

       In connection with any grant of Options or at any time thereafter, the Committee may, in its sole discretion, grant a cash bonus to a Participant in connection with the grant or vesting or exercise of an Option. The determination of whether to grant such a cash bonus, the nature and amount of any such cash bonus and the terms and conditions of such cash bonus shall be within the sole discretion of the Committee.

ARTICLE 8.  EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE.
            ----------------------------------------------------

       8.1.    Termination of Employment or Other Service Due to Death,
               --------------------------------------------------------
Disability or Retirement.  Except as otherwise provided in Article 9 of the
------------------------
Plan, in the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of such Participant's death, Disability or Retirement, all outstanding Options then held by the Participant shall remain exercisable to the extent exercisable as of such termination for a period of one year after such termination in the case of death or Disability and three months in the case of Retirement (but in no event after the expiration date of any such Option).

       8.2.    Termination of Employment or Other Service for Reasons Other than
               -----------------------------------------------------------------
Death, Disability or Retirement.  Except as otherwise provided in Article 9 of
-------------------------------
the Plan, in the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, all rights of the Participant under the Plan shall immediately terminate without notice of any kind, and no Options then held by the Participant shall thereafter be exercisable; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for "cause," all outstanding Options then held by such Participant shall remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the expiration date of any such Option). For purposes of this Article 8, "cause" shall be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, shall mean (a) dishonesty, fraud, misrepresentation, embezzlement or material or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (b) any unlawful or criminal activity of a serious nature, (c) any willful breach of duty, habitual neglect of duty or unreasonable job performance, or (d) any material breach of a confidentiality or noncompete agreement entered into with the Company or any Subsidiary.

       8.3.    Death Following Termination.  If a Participant dies within three
               ---------------------------
months following termination of employment or other service to the Company for any reason other than cause, as defined above, all outstanding Options held by the Participant at the time of termination shall remain exercisable to the extent exercisable as of such termination for a period of one year after such termination.

       8.4.    Modification of Effect of Termination.  Notwithstanding the
               -------------------------------------
provisions of this Article 8, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised before or following such termination), cause Options, or any portions thereof, then held by such Participant to become exercisable and remain exercisable following such termination in the manner determined by the Committee; provided, however, that no Option shall be exercisable after the expiration date thereof and any Incentive Stock Option that remains unexercised more than three months following employment termination by reason of Retirement or more than one year following employment termination by reason of Disability shall thereafter be deemed to be a Non-Statutory Stock Option.

       8.5.    Breach of Confidentiality or Non-Compete Agreements.
               ---------------------------------------------------
Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or non-compete agreement entered into with the Company or any Subsidiary, whether such breach occurs before or after termination of such Participant's employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Option then held by the Participant without notice of any kind.

       8.6.    Date of Termination.  Unless the Committee shall otherwise
               -------------------
determine in its sole discretion, a Participant's employment or other service shall, for purposes of the Plan, be deemed to have terminated on the date such Participant ceases to perform services for the Company and all Subsidiaries, as determined in good faith by the Committee.

ARTICLE 9.  CHANGE OF CONTROL.
            -----------------

       9.1.    Change in Control.  For purposes of this Article 9, a "Change in
               -----------------
Control" is the occurrence of any of the following on or after August 16, 1999:

               (a) the sale, lease, exchange or other transfer, directly or indirectly, of all or substantially all of the assets of the Company, in one transaction or in a series of related transactions, to any Person;

               (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

               (c) any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (a) 20 percent or more, but not more than 50 percent, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the "continuity directors," as defined at Subsection (b), or (b) more than 50 percent of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the continuity directors);

               (d) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to the effective date of such merger or consolidation have, solely on account of ownership of securities of the Company at such time, "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of securities of the surviving company representing (a) 50 percent or more, but not more than 80 percent, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the continuity directors, or (b) less than 50 percent of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the continuity directors);

               (e) the continuity directors cease for any reason to constitute at least a majority the Board; or

               (f) a change in control of a nature that is determined by outside legal counsel to the Company, in a written opinion specifically referencing this provision of the Plan, to be required to be reported (assuming such event has not been "previously reported") pursuant to section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement, as of the effective date of such change in control.

               The sale, lease, exchange or other transfer, directly or indirectly, of the assets comprising the Company's CapnoProbe Product Line, in one transaction or in a series of related transactions, to any Person shall constituted a Change in Control under Section 9.1(a).

       For purposes of this Section 9.1, "continuity director" means any individual who is a member of the Board on August 16, 1999, while he or she is a member of the Board, and any individual who subsequently becomes a member of the Board whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors who are continuity directors (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director without objection to such nomination). For example, if a majority of the six individuals constituting the Board on August 16, 1999, approved a proxy statement in which two different individuals were nominated to replace two of the individuals who were members of the Board on August 16, 1999, upon their election by the Company's shareholders, the two newly elected directors would join the four remaining directors who were members of the Board on August 16, 1999 as continuity directors. Similarly if a majority of those six directors approved a proxy statement in which three different individuals were nominated to replace three other directors who were members of the Board on August 16, 1999, upon their election by the Company's shareholders, the three newly elected directors would also become, along with the three other directors, continuity directors. Individuals subsequently joining the Board could become continuity directors under the principles reflected in this example.

       9.2.    Acceleration of Vesting.  If a Change of Control of the Company
               -----------------------
shall occur, then, without any action by the Committee or the Board, all outstanding Options shall become immediately exercisable in full and shall remain exercisable during the remaining term thereof, regardless of whether the employment or other status of the Participants with respect to which Options have been granted shall continue with the Company or any subsidiary.

       9.3.    Cash Payment.  If a Change in Control of the Company shall occur,
               ------------
then the Committee, in its discretion, and with the consent of any Participant effected thereby, may determine that some or all Participants holding outstanding Options shall receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

       9.4.    Limitation on Acceleration of Vesting.  Notwithstanding anything
               -------------------------------------
in Sections 9.2 or 9.3 above to the contrary, if, with respect to a Participant, acceleration of the vesting of Options as provided in Section 9.2 or the payment of cash in exchange for all or part of an Option and as provided in Section 9.3 above (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other payments which such Participant has the right to receive from the Company or any corporation which is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the acceleration of exercisability and the payments to such Participant pursuant to Sections 9.2 and 9.3 above shall be reduced to the largest amount as, in the sole judgment of the Committee, will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.

ARTICLE 10. RIGHT TO WITHHOLD; PAYMENT OF WITHHOLDING TAXES.
            -----------------------------------------------

       10.1.   General Rules.  The Company is entitled to (a) withhold and
               -------------
deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Option, including, without limitation, the grant, exercise or vesting of an Option or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Option.

       10.2.   Special Rules.  The Committee may, in its sole discretion and
               -------------
upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 10.1 of the Plan by electing to tender Previously Acquired Shares, a Broker Exercise Notice or a promissory note (on terms acceptable to the Committee in its sole discretion), or by a combination of such methods.

ARTICLE 11. RIGHTS OF ELIGIBLE RECIPIENTS AND PARTICIPANTS; TRANSFERABILITY.
            ---------------------------------------------------------------

       11.1.   Employment or Service.  Nothing in the Plan shall interfere with
               ---------------------
or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

       11.2.   Restrictions on Transfer.  Other than pursuant to a qualified
               ------------------------
domestic relations order (as defined by the Code), no right or interest of any Participant in an Option prior to the exercise of such Option shall be assignable or transferrable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, including execution, levy, garnishment, attachment, pledge, divorce or bankruptcy. A Participant shall, however, be entitled to designate a beneficiary to receive an Option upon such Participant's death. In the event of a Participant's death, such Participant's rights and interest in Options shall be transferrable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options (to the extent permitted pursuant to Article 8 of the Plan) may be made by, the Participant's legal representatives, heirs or legatees. If in the opinion of the Committee a Participant holding an Option is disabled from caring for his or her affairs because of mental condition, physical condition or age, any payments due the Participant may be made to, and any rights of the Participant under the Plan shall be exercised by, such Participant's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

       11.3.   Non-Exclusivity of the Plan.  Nothing contained in the Plan is
               ---------------------------
intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Company. The Plan will be construed to be in addition to any and all such other plans or programs. Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

ARTICLE 12. SECURITIES LAW RESTRICTIONS.
            ---------------------------

       12.1.   Share Issuances.  Notwithstanding any other provision of the Plan
               ---------------
or any agreements entered into pursuant hereto, the Company shall not be required to issue or deliver any certificate for shares of Common Stock under this Plan, and an Option shall not be considered to be exercised notwithstanding the tender by the Participant of any consideration therefor, unless and until each of the following conditions has been fulfilled:

               (a) (i) There shall be in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws if the Committee, in its sole discretion, shall have determined to file, cause to become effective and maintain the effectiveness of such registration statement; or (ii) if the Committee has determined not to so register the shares of Common Stock to be issued under the Plan, (A) exemptions from registration under the Securities Act and applicable state securities laws shall be available for such issuance (as determined by counsel to the Company) and (B) there shall have been received from the Participant (or, in the event of death or disability, the Participant's heir(s) or legal representative(s)) any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions; and

               (b) There shall have been obtained any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its sole discretion upon the advice of counsel, deem necessary or advisable.

       12.2.   Share Transfers.  Shares of Common Stock issued pursuant to
               ---------------
Options granted under the Plan may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of, whether voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations. The Company may condition the sale, assignment, transfer, pledge, encumbrance or other disposition of such shares not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws on the receipt from the party to whom the shares of Common Stock are to be so transferred of any representations or agreements requested by the Company in order to permit such transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

       12.3.   Legends.
               -------

               (a) Unless a registration statement under the Securities Act is in effect with respect to the issuance or Transfer of shares of Common Stock under the Plan, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

               THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE

               AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE
               SATISFACTION OF THE COMPANY.

               (b) The Committee, in its sole discretion, may endorse certificates representing shares issued pursuant to the exercise of Incentive Stock Options with a legend in substantially the following form:

               THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF ON OR BEFORE [THE LATER OF THE ONE-YEAR OR TWO-YEAR INCENTIVE STOCK OPTION HOLDING PERIODS], WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.

ARTICLE 13. PLAN AMENDMENT, MODIFICATION AND TERMINATION.
            --------------------------------------------

       The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall be effective, without approval of the shareholders of the Company, if shareholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act or any successor rule or Section 422 of the Code or under the applicable rules or regulations of any securities exchange or the NASD. No termination, suspension or amendment of the Plan shall alter or impair any outstanding Option without the consent of the Participant affected thereby; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under Section 4.3 or
Article 9 of the Plan.

ARTICLE 14. EFFECTIVE DATE OF THE PLAN.
            --------------------------

       14.1.   Effective Date.  The Plan is effective as of October 5, 1993, the
               --------------
date it was adopted by the Board.

       14.2.   Duration of the Plan.  The Plan shall terminate at midnight on
               --------------------
October 4, 2003, and may be terminated prior thereto by Board action, and no Option shall be granted after such termination. Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.

ARTICLE 15. MISCELLANEOUS.
            -------------

       15.1.   Construction and Headings.  The use of the masculine gender shall
               -------------------------
also include within its meaning the feminine, and the singular may include the plural and the plural may include the singular, unless the context clearly indicates to the contrary. The headings of the Articles, Sections and subparts of the Plan are for convenience of reading only and are not meant to be of substantive significance and shall not add or detract from the meaning of such Article, Section or subpart.

       15.2.   Public Policy.  No person shall have any claim or right to
               -------------
receipt of an Option if, in the opinion of counsel to the Company, such receipt conflicts with law or is opposed to governmental or public policy.

       15.3.   Governing Law.  The place of administration of the Plan shall be
               -------------
conclusively deemed to be within the State of Minnesota, and the rights and obligations of any and all persons having or claiming to have had an interest under the Plan or under any agreements evidencing Options shall be governed by and construed exclusively and solely in accordance with the laws of the State of Minnesota without regard to the conflict of laws provisions of any jurisdictions. All parties agree to submit to the jurisdiction of the state and federal courts of Minnesota with respect to matters relating to the Plan and agree not to raise or assert the defense that such forum is not convenient for such party.

       15.4.   Successors and Assigns.  This Plan shall be binding upon and
               ----------------------
inure to the benefit of the successors and permitted assigns of the Company, including, without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company's obligations under the Plan.

       15.5.   Survival of Provisions.  The rights, remedies, agreements,
               ----------------------
obligations and covenants contained in or made pursuant to the Plan, any agreement evidencing an Option and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Option, shall survive the execution and delivery of such notices and agreements and the delivery and receipt of shares of Common Stock and shall remain in full force and effect.